EXHIBIT 99.1

GlobalTech Corporation Reports Fiscal Year 2025 Financial Results

GLTK Reports 21% Revenue Growth and Expands AI Platform Commercialization

Reno, Nevada, USA, April 8, 2026 – GlobalTech Corporation (OTCQB: GLTK) (“GlobalTech” or the “Company”) today announced financial results for the year ended December 31, 2025, as previously reported in its Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 31, 2026.

Fiscal Year 2025 Highlights

•	Net Revenue: $22.1 million, up 21% from $18.3 million in 2024
•	Operating Loss: $(3.7) million
•	Net Loss: $(3.1) million
•	Adjusted EBITDA: $0.89 million (non-GAAP)*
•	Total Assets: $103.1 million
•	Total Shareholders’ Equity: $39.8 million

Revenue and Operating Performance

Revenue growth in fiscal 2025 was driven by continued expansion across GlobalTech’s core operating segments:

•	Telecommunications: 2025 revenue of $17.5 million, increase driven by higher international traffic volumes
•	Broadband Services: 2025 revenue of $1.5 million, growth driven by increased subscriber additions
•	Technology Services: 2025 revenue of $2.5 million, growth driven by delivery of AI and IT-related projects
•	Retail (Moda in Pelle): 2025 revenue of $0.6 million, when including the partial-year contribution following acquisition of 51% of 123 Investments Limited on December 21, 2025

Profitability and Investment Phase

The Company reported a net loss of $(3.1) million for fiscal 2025, reflecting continued investment in:

•	Platform development and integration
•	Expansion of technology capabilities
•	Operating infrastructure and personnel

Despite these investments, GlobalTech generated positive Adjusted EBITDA of $0.89 million, (non-GAAP)* for the year ended 2025, indicating underlying operating performance prior to non-cash charges and growth-related expenditures.

Platform Overview

GlobalTech operates a diversified platform combining:

•	Telecom and technology infrastructure
•	Consumer and retail operations
•	Technology development and commercialization

On a broader operating basis, the Company’s platform represents robust revenue performance over the last year and consistent growth in business operations, including one major acquisition, the acquisition of 51% of an operating Copmmay 123 Investment Limited dba Moda In Pelle.

•	$52+ million in revenue across operating businesses for 2025 (pro forma revenue including a full year of Moda In Pelle operations)**
•	$103 million in assets as of December 31, 2025
•	460+ employees globally as of December 31, 2025

This platform provides real-world environments to validate and scale new technologies.

Technology Growth and Commercialization

GlobalTech continued to advance its technology commercialization strategy through its Center of Excellence:

•	Technology related revenue increased to approximately $3.0 million in 2025
•	Growth reflects increased deployment of AI and IT solutions and services

During the year, the Company:

•	Evaluated 26 technology opportunities
•	Validated 7 technologies
•	Integrated 3 platforms into its operating ecosystem

Key platforms currently in commercialization include:

•	Cadnz: AI-enabled digital lending platform (www.cadnz.com)
•	Thrivo AI: AI-powered ERP and e-commerce operating system (www.thrivo.ai)
•	Baseball Blitz: sports and community engagement platform (www.baseballblitz.com)

Balance Sheet and Capital Position

As of December 31, 2025:

•	Total assets were $103.1 million
•	Shareholders’ equity totaled $39.8 million
•	The Company continues to retain earnings to support growth and does not currently plan to pay dividends

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GlobalTech remains focused on aligning capital deployment with scalable revenue opportunities and maintaining balance sheet strength.

Management Commentary

“Fiscal 2025 reflects continued progress across both our core operating businesses and our technology platforms,” said Dan Green, Chief Executive Officer of GlobalTech. “We are seeing early validation of our model, where operating infrastructure supports the commercialization of scalable AI and data platforms. While we continue to invest in growth, we believe this approach will position the Company to transition toward higher-margin, recurring technology-driven revenue.”

Outlook and Strategic Priorities

GlobalTech’s planned strategic priorities for 2026 include:

•	Scaling AI and data platforms into commercial traction
•	Expanding the technology pipeline through the Center of Excellence
•	Driving revenue growth across existing operating businesses
•	Advancing capital markets initiatives, including working to move towards a planned U.S. national exchange uplisting

The Company expects continued investment in platform development as it continues executing on its long-term growth strategy.

*A non-Generally Accepted Accounting Principles (GAAP) financial measure, see “Non-GAAP Financial Measures”, below.

** 51% of 123 Investments Limited dba Moda in Pelle, was acquired by the Company on December 15, 2025. The 2025 revenue number above includes a full year of Moda in Pelle revenue, notwithstanding the fact that the acquisition closed on December 15, 2025, and the Company only owns 51% of 123 Investments Limited.

About GlobalTech Corporation

GlobalTech Corporation is a publicly-traded technology platform company focused on acquiring, integrating, and scaling operating businesses across telecommunications, artificial intelligence, data infrastructure, and consumer-facing digital platforms.

The Company combines real operating assets with a centralized engineering and commercialization capability to develop and deploy AI-driven products across its portfolio. Through this model, GlobalTech leverages its operating subsidiaries as live environments to validate, refine, and scale technology solutions, accelerating commercialization while reducing traditional development risk.

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GlobalTech’s strategy is centered on disciplined capital deployment, operational integration, and building a scalable platform designed to drive long-term revenue growth and shareholder value.

For additional information, please visit: www.globaltechcorporation.com

Non-GAAP Financial Measures

We have included non-GAAP loss from operations and Adjusted EBITDA in this press release as a supplement to Generally Accepted Accounting Principles (GAAP) measures of performance to provide investors with an additional financial analytical framework which management uses, in addition to historical operating results, as the basis for financial, operational and planning decisions and present measurements that third parties have indicated are useful in assessing the Company and its results of operations. Non-GAAP loss from operations and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period. Adjusted EBITDA is also frequently used by analysts, investors and other interested parties to evaluate companies in our industry.

Non-GAAP loss from operations and Adjusted EBITDA have limitations as an analytical tool, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: Adjusted EBITDA does not reflect cash expenditures, future requirements for capital expenditures, or contractual commitments; Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs; and Adjusted EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments. For example, although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements. We believe non-GAAP loss from operations provides our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as this metric includes the effect of other income. Additionally, other companies in our industry may calculate non-GAAP loss from operations and Adjusted EBITDA differently than the Company does, limiting its usefulness as a comparative measure. You should not consider non-GAAP loss from operations and Adjusted EBITDA in isolation, or as a substitute for analysis of the Company’s results as reported under GAAP. The Company’s presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. We compensate for these limitations by providing a reconciliation of these non-GAAP measures to the most comparable GAAP measure. We encourage investors and others to review our business, results of operations, and financial information in their entirety, not to rely on any single financial measure, and to view these non-GAAP measures in conjunction with the most directly comparable GAAP financial measure.

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We realized revenue, Adjusted EBITDA and non-GAAP loss from operations during the periods presented below as follows (all percentages are calculated using whole numbers. Minor differences may exist due to rounding):

	December 31,
	2025	2024
Net revenue	$22,068,599	$18,255,248
Adjusted EBITDA	$892,877	$2,473,516
Loss from Operations	$(1,463,735)	$(401,281)

Set forth below is a presentation and reconciliation of our Adjusted EBITDA and non-GAAP loss from operations for the years ended December 31, 2025 and 2024 to GAAP net loss and GAAP loss from operations, respectively:

	December 31,
	2025	2024
Loss from operations	$(3,730,391)	$(4,057,349)
Plus, other income	$2,266,656	$3,656,068
Non-GAAP loss from operations	$(1,463,735)	$(401,281)

	December 31,
	2025	2024

Net revenue	$22,068,599	$18,255,248

GAAP net loss attributable to GlobalTech Corporation	(3,147,248)	(2,946,293)
Add back (subtract)
Depreciation and amortization	2,134,459	2,804,936
Finance cost	1,395,710	2,365,281
Income taxes	287,802	179,733
Exchange loss	222,153	69,859
Adjusted EBITDA	$892,877	$2,473,516

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Non-GAAP loss from operations is defined as GAAP operating loss plus other income.

Adjusted EBITDA is defined as net income attributable to GlobalTech Corporation shareholders plus net income attributable to non-controlling interest, net interest expense, income taxes, depreciation and amortization, and other operating (income) expenses, net, such as exchange loss/(gain).

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this press release which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” ”intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements, but are not the exclusive means of identifying these statements. Any statements made in this press release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation: our ability to obtain approval from Nasdaq for an uplisting of our common stock onto Nasdaq, as well as our ability to meet Nasdaq’s initial listing criteria, which we do not currently meet; the fact that we are exposed to foreign currency exchange loss, and fluctuation and translation risks related to our business in Pakistan; the international economic environment, geopolitical developments and unexpected global events could cause our business to decline; investing in emerging markets, where our operations are located, is subject to greater risks than investing in more developed markets, including significant political, legal and economic risks; our revenue performance can be unpredictable by nature, as a large majority of our customers have not entered into long-term fixed contracts with us; we operate in highly competitive markets, which we expect only to become more competitive, and as a result, we may have difficulty expanding our customer base or retaining existing customers; we may be unable to keep pace with technological changes and evolving industry standards, which could harm our competitive position and, in turn, materially harm our business; we are exposed to cyber-attacks and other cybersecurity threats that may lead to compromised or inaccessible tele-communications, digital and financial services, and/or leaks or unauthorized processing of confidential information, and perceptions of such threats may cause customers to lose confidence in our services; the telecommunications industry is highly capital-intensive and requires substantial and ongoing expenditures of capital; our ability to profitably provide telecommunications services depends in part on the terms of our interconnect agreements and access to third-party-owned infrastructure and networks, over which we have no direct control; we may be subject to increases in license fees for some of our licenses or to obtain new licenses; the loss of important intellectual property rights, as well as third-party claims that we have infringed on their intellectual property rights, could significantly harm our business; our substantial amounts of indebtedness and debt service obligations could materially decrease our cash flow, which could adversely affect our business and financial condition; we may not be able to raise additional capital, or we may only be able to raise additional capital at significantly increased costs; if WorldCALL Telecom Limited issues more shares, our ownership could go below 50%; risks associated with our ability to continue to conduct our activities in a manner so as not to be deemed an investment company under the Investment Company Act of 1940, as amended; our ability to maintain ownership control of 123 Investments Limited and other key subsidiaries; economic downturns in Pakistan and globally, inflationary pressures, changes in interest rates, increased borrowing costs and reduced financing availability; risks relating to future divestitures, asset sales, joint ventures and acquisitions; and our future operating results, financial performance and growth prospects; provisions in our certificate of incorporation, our by-laws and Nevada law might discourage, delay, or prevent a change in control of our company or changes in our management and, therefore, depress the trading price of the common stock; we are a controlled company, no active trading market for our common stock exists, and an active trading market may not develop or be sustained in the future; stockholders may be diluted significantly through our efforts to obtain financing and satisfy obligations through the issuance of additional shares of the common stock; we have not and do not expect to declare any cash dividends to our shareholders in the foreseeable future; concentration of ownership among our existing executive officers, directors and their affiliates may prevent new investors from influencing significant corporate decisions; our officers and directors may have conflicts of interest, which may not be resolved in the favor of our shareholders; if we are unable to establish appropriate internal financial reporting controls and procedures, it could cause us to fail to meet our reporting obligations, resulting in the restatement of our financial statements, harm our operating results, subject us to regulatory scrutiny and sanction, cause investors to lose confidence in our reported financial information and have a negative effect on the market price for shares of the common stock; we will incur increased costs and demands upon management as a result of complying with the laws and regulations affecting public companies, which could adversely affect our operating results; the telecommunications industry is a highly regulated industry, and we are subject to an extensive variety of laws and operate in uncertain judicial and regulatory environments, which may result in unanticipated outcomes that could harm our business; violations of and changes to applicable sanctions and embargo laws, including export control restrictions, may harm our business; we could be subject to tax claims and repeated tax audits that could harm our business; changes in tax treaties, laws, rules or interpretations could have significantly adverse effects on our business, and the unpredictable tax systems in the markets in which we operate give rise to significant uncertainties and risks that could complicate our tax and business decisions; anti-terror legislation passed in Pakistan and other jurisdictions could result in additional operating costs and capital expenditures; regulatory developments and government action on climate change issues may drive medium-to-long term increases in our operational costs; certain of our subsidiaries are incorporated in Pakistan and the UK, and their assets are in Pakistan and the UK, which may affect shareholder rights, including a shareholder’s ability to enforce civil liabilities under U.S. securities laws; we are, and may in the future be, involved in, associated with, or otherwise subject to legal liability in connection with disputes and litigation with regulators, competitors, and third parties, which, when concluded, could have an adverse impact on our business; and our licenses are granted for specific periods and may be suspended, revoked, or we may be unable to extend or replace these licenses upon expiration, and we may be fined or penalized for alleged violations of law, regulations, or license terms.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this press release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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GLOBALTECH CORPORATION
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2025 AND 2024

	2025	2024

ASSETS
Current assets:
Cash and cash equivalents	$528,717	$822,251
Restricted cash	2,721,030	2,633,019
Accounts receivable – net – Pledge	8,283,057	3,780,777
Short term investments – Pledge	1,037,131	970,596
Prepayments	960,235	60,234
Stores and spares – Pledge	835,010	838,641
Stock in trade	5,225,746	-
Advances	4,332,758	4,660,122
Due from related parties	158,203	13,430
Other receivables	1,426,910	3,933,728
Total current assets	25,508,797	17,712,798
Property, plant and equipment – Pledge	16,074,411	16,936,286
Operating lease right-of-use assets	1,248,106	451,111
Intangible assets – net – Pledge	46,253,581	10,264,049
Goodwill	4,826,375	-
Advance to a related party	3,360,688	-
Long term receivables and other assets	3,232,132	3,123,604
Deferred tax asset	2,641,751	8,468,381
TOTAL ASSETS	$103,145,841	$56,956,229
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Trade and other payables	$38,416,828	$26,721,113
Current portion of non-current liabilities	8,896,008	8,320,104
Accrued interest	4,044,858	3,545,054
Short term borrowings - Pledge	2,949,049	1,103,560
Due to related parties	347,416	542,185
Provision for taxation – net	634,002	1,125,182
Total current liabilities	55,288,161	41,357,198
Term finance certificates	-	-
Long term financing – secured	623,629	1,154,484
Long term financing – Convertible	1,625,000	-
Long term deposits and payable	1,687,168	1,412,328
License fee payable	162,228	163,217
Operating lease liability	977,792	635,030
Post employment benefits	704,377	676,084
Due to related parties	2,243,820	709,975
Total non-current liabilities	8,024,014	4,751,118
TOTAL LIABILITIES	$63,312,175	$46,108,316
CONTINGENCIES AND COMMITMENTS (NOTE 18)
SHAREHOLDERS' EQUITY:
Preferred stock, $100 par value – authorized 50,000,000 shares of Series A Convertible Preferred Stock at December 31, 2025 and 82,800 shares issued	8,280,000	-

Common stock, $0.0001 par value - authorized 500,000,000 shares at December 31, 2025 and December 31, 2024 and issued 150,719,091 and 139,933,391 shares, respectively.	15,072	13,993
Additional paid in capital	11,570,321	-
Accumulated other comprehensive loss	(322,182)	(896,497)
Accumulated deficit	(39,824,105)	(38,110,867)
SHAREHOLDERS’ EQUITY ATTRIBUTABLE TO PARENT	(20,280,894)	(38,993,371)
Non - controlling interest	60,114,560	49,841,283
TOTAL SHAREHOLDERS’ EQUITY	39,833,666	10,847,914
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$103,145,841	$56,956,229

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GLOBALTECH CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	2025	2024

NET REVENUE	$22,068,599	$18,255,248
Direct operating costs	(20,064,066)	(16,800,147)
Other operating costs	(3,274,580)	(2,505,673)
Depreciation and amortization	(2,134,460)	(2,804,936)
Other expenses	(325,885)	(201,841)
OPERATING LOSS	(3,730,392)	(4,057,349)
OTHER:
Other income – net	2,266,656	3,656,070
Finance cost	(1,395,709)	(2,365,281)
LOSS BEFORE TAXATION	(2,859,445)	(2,766,560)
Taxation	(287,802)	(179,733)
NET LOSS	$(3,147,247)	$(2,946,293)
NET LOSS ATTRIBUTABLE TO:
Common shareholders of GlobalTech Corporation - (a)	(1,713,238)	(1,626,354)
Non - controlling interest (NCI)	(1,434,009)	(1,319,939)
	(3,147,247)	(2,946,293)

Loss per common share: basic and diluted - (a/b)	$(0.012)	$(0.012)
Weighted-average common shares used to compute basic and diluted loss per share - (b)	147,164,898	139,933,391

Contact:

Dan Green

Chief Executive Officer

d.green@globaltechcorporation.com

(775) 636-3132

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